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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 14, 2005


                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


         MICHIGAN                    000-30973                 38-3516922

(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)


     102 EAST FRONT STREET, MONROE, MICHIGAN                     48161

     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431




         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 14, 2005, Registrant issued a press release announcing its results of operations and financial condition for and as of, respectively, the three month and six month periods ended June 30, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

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

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
-------           -------------------

99 Press Release dated July 14, 2005 announcing Registrant's results of operations and financial condition for and as of the quarter and six months ended June 30, 2005.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                      MBT FINANCIAL CORP.


Date: July 15, 2005
                                      By: /s/ H. Douglas Chaffin
                                          --------------------------
                                          H. Douglas Chaffin
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX


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

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
-------           -------------------

99 Press Release dated July 14, 2005 announcing Registrant's results of operations and financial condition for and as of the quarter and six months ended June 30, 2005.